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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 22, 2002

                      VANDERBILT MORTGAGE AND FINANCE, INC.
                              VANDERBILT ABS CORP.
                               CLAYTON HOMES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



Vanderbilt - Tenn.
Vanderbilt ABS Corp. - Del
Clayton Homes - Del                   333-57532                    62-0997810
------------------------              ---------                    ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)


500 Aloca Trail
Maryville, Tennessee                                              37804
--------------------                                              -------
(Address of Principal                                          (Zip Code)
Executive Offices)


        Registrant's telephone number, including area code (865) 380-3000
                                                           --------------

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Item 5.  Other Events
         ------------

Incorporation of Certain Documents by Reference
-----------------------------------------------

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Vanderbilt Mortgage and Finance, Inc., Vanderbilt ABS Corp. and Clayton Homes, Inc. (the "Registrants") will incorporate by reference the financial statements of Clayton Homes, Inc. into the Registrants' registration statement (File No. 333-57532). In connection with the incorporation of such documents by reference, the Registrants are hereby filing the consent of PricewaterhouseCoopers LLP to the use of their name in the prospectus dated August 15, 2002. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.4.



Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         23.4     Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



VANDERBILT MORTGAGE AND FINANCE, INC.



By:  /s/ David Jordan
     ---------------------------------------
       Name: David Jordan
       Title: Secretary



VANDERBILT ABS CORP.



By:   /s/ David Jordan
     ---------------------------------------
       Name: David Jordan
       Title: Secretary



CLAYTON HOMES, INC.



By:   /s/ Amber W. Krupacs
     ---------------------------------------
       Name: Amber W. Krupacs
       Title:   Vice President


Dated:  August 23, 2002



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                                  Exhibit Index
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Exhibit                                                                   Page
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23.4     Consent of PricewaterhouseCoopers LLP                              5




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